Principal Funds, Inc.

Supplement dated June 15, 2018
to the Statutory Prospectus dated March 1, 2018
(as supplemented on March 7, 2018 and March 19, 2018)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARIES FOR THE FUNDS LISTED BELOW

California Municipal Fund
Core Plus Bond Fund
Finisterre Unconstrained Emerging Markets Bond Fund
Global Diversified Income Fund
Government & High Quality Bond Fund
High Yield Fund
High Yield Fund I
Income Fund
Inflation Protection Fund
Principal LifeTime Strategic Income Fund
Principal LifeTime 2010 Fund
SAM (Strategic Asset Management) Flexible Income Portfolio
Short-Term Income Fund
Tax-Exempt Bond Fund

Delete the paragraph under Fees and Expenses of the Fund, and replace with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 412 of the Fund’s prospectus, Appendix B to the prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions", and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.

FUND SUMMARIES FOR THE FUNDS LISTED BELOW

Diversified International Fund
Equity Income Fund
Global Real Estate Securities Fund
International Emerging Markets Fund
International Fund I
LargeCap Growth Fund
LargeCap Growth Fund I
LargeCap S&P 500 Index Fund
LargeCap Value Fund
MidCap Fund
MidCap Value Fund III
Money Market Fund
Principal Capital Appreciation Fund
Principal LifeTime 2020 Fund
Principal LifeTime 2030 Fund
Principal LifeTime 2040 Fund
Principal LifeTime 2050 Fund
Real Estate Securities Fund
SAM (Strategic Asset Management) Balanced Portfolio

SAM (Strategic Asset Management) Conservative Balanced Portfolio
SAM (Strategic Asset Management) Conservative Growth Portfolio
SAM (Strategic Asset Management) Strategic Growth Portfolio
SmallCap Fund
SmallCap Value Fund II

Delete the paragraph under Fees and Expenses of the Fund, and replace with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 412 of the Fund’s prospectus, Appendix B to the prospectus titled "Intermediary-Specific Sales Charge Waivers and Reductions", and “Multiple Class Structure” beginning on page 6 of the Fund’s Statement of Additional Information.

FUND SUMMARY FOR GLOBAL DIVERSIFIED INCOME FUND

Delete the third paragraph under Principal Investment Strategies and replace with the following:

In managing the Fund, Principal Global Investors, LLC ("PGI"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the following general investment categories, which are executed by PGI and multiple sub-advisors: high yield, preferred securities, emerging market debt, global real estate, commercial mortgage-backed securities, global value equity, and publicly-traded infrastructure. The Fund seeks to provide yield by having those selecting investments for the Fund focus on those securities offering the best potential for yield, taking risk into consideration, within their respective investment categories. PGI has considerable latitude in allocating the Fund's assets. The Fund will use strategies and sub-advisors to varying degrees and may change allocations, add new or eliminate existing strategies and sub-advisors, and temporarily or permanently reduce allocations from time to time such that the Fund would have little or no assets allocated to a particular strategy or sub-advisor.

FUND SUMMARY FOR LARGECAP VALUE FUND

On June 12, 2018, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the LargeCap Value Fund (the “Fund”) by the Equity Income Fund (the “Proposed Merger”). July 30, 2018 shall be the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of the Fund tentatively scheduled for October 1, 2018. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in August 2018. The Proposed Merger, if approved by shareholders, is expected to occur on October 12, 2018. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.

On October 12, 2018, delete all references to the LargeCap Value Fund from the prospectus.

FUND SUMMARIES FOR THE FUNDS LISTED BELOW

Principal LifeTime Strategic Income Fund
Principal LifeTime 2010 Fund
Principal LifeTime 2015 Fund
Principal LifeTime 2020 Fund
Principal LifeTime 2025 Fund
Principal LifeTime 2030 Fund
Principal LifeTime 2035 Fund
Principal LifeTime 2040 Fund
Principal LifeTime 2045 Fund
Principal LifeTime 2050 Fund

Principal LifeTime 2055 Fund
Principal LifeTime 2060 Fund
Principal LifeTime 2065 Fund

Under Management-Investment Advisor and Portfolio Managers, delete Matthew Annenberg from the alphabetical list of portfolio managers.

FUND SUMMARY FOR SMALLCAP VALUE FUND II

Effective on or about June 29, 2018, in the Management section, under Sub-Advisors, delete Dimensional Fund Advisors LP, and add Hotchkis and Wiley Capital Management, LLC to the alphabetical list of sub-advisors.

MANAGEMENT OF THE FUNDS

Under The Manager and Advisor, delete information related to Matthew Annenberg.

Effective on or about June 29, 2018, under The Sub-Advisors, delete Dimensional Fund Advisors LP, and add the following to the alphabetical list of sub-advisors:

Sub-Advisor:	Hotchkis and Wiley Capital Management, LLC

Fund(s):	SmallCap Value Fund II

PURCHASE OF FUND SHARES

Effective August 24, 2018, delete the first sentence of the first paragraph and replace it with the following:
Principal Funds, Inc. offers funds in multiple share classes: A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S.

Under Procedures for Opening an Account, delete the information under Class J Shares and replace with the following:

Class J shares are available through registered representatives of:

•
Principal Securities, Inc. ("PSI") who are also employees of Principal Life distribution channels used to directly market certain products and services of subsidiaries of Principal Financial Group, Inc. as well as provide retirement plan services and education on topics such as investing and retirement. These PSI registered representatives are with Principal Connection (part of Principal Bank), and

•	Selected broker-dealers that have entered into a selling agreement to offer Class J shares.

Class J shares are also available through an online IRA rollover tool on www.principal.com.
For more information about Class J shares of the Funds, please call Principal Connection at 1-800-243-4380, extension 704.

REDEMPTION OF FUND SHARES

Delete the first four paragraphs of the section and replace with the following:

Under normal circumstances, you may redeem shares of any class of the Fund at any time. There is no fee for any redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in EXCHANGE OF FUND SHARES.

The shares you redeem will have the NAV per share that is next computed after the Fund receives and accepts your redemption order in proper and complete form. The amount you receive will be reduced by any applicable

CDSC except as noted below; see CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING - One-Time Fee - Contingent Deferred Sales Charge ("CDSC") - CDSC Waiver. Your redemption proceeds will generally be sent on the next business day (a day when the NYSE is open for normal business). Although you can redeem your shares at any time, if you purchased shares by check or ACH and subsequently request a redemption of those shares, your redemption proceeds will generally be delayed for seven calendar days after the purchase to allow a sufficient period of time to ensure your recent payment has been cleared by the relevant bank. To redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone, unless you contact the Fund an make alternate arrangement.

Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payments for more than seven days, as permitted by federal securities law.

The Funds expect to meet redemption requests through holdings of cash or the sale of investments held in cash equivalents. Funds that are included in the cash management program (as described under MANAGEMENT OF THE FUNDS - Cash Management Program) may also meet such requests by selling liquid index futures. In situations in which investment holdings in cash, cash equivalents, or, with respect to funds in the cash management program, index futures, are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. Funds may also choose to sell portfolio assets for the purpose of meeting redemption requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

Delete the entire section and replace with the following:

Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase.

Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

•	the dollar amount you are investing,

•	the amount of time you plan to hold the investment,

•	any plans to make additional investments in the Principal Funds, and

•	eligibility to purchase the class.

The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.

Fees and Expenses of the Funds
Classes A, C, and J Shares
These share classes may include a front-end sales charge and/or contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers from your Financial Professional.

In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. Appendix B to this prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions", contains information about intermediary-specific sales charge waivers and reductions that will be available if you purchase Fund shares through those intermediaries. The prospectus discusses the initial sales charge or contingent deferred sales charge waivers or reductions that will be available if you purchase Fund shares directly from the Fund or through another intermediary not listed on Appendix B.

In all instances, to receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If you or your Financial Professional do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Class C Shares
Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares have higher annual expenses than Class A shares because they are subject to higher distribution fees.

The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds Class C share accounts and the combined value of the subsequent investment and your existing Classes A, B, C, and J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
These share classes are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions.

One-Time Fee - Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plans and Intermediary Compensation.”

CLASS A SALES CHARGES(1)
California Municipal, Core Plus Bond, Finisterre Unconstrained Emerging Markets Bond, Global Diversified Income, High Yield, High Yield I, Inflation Protection, Principal LifeTime 2010, Principal LifeTime Strategic Income, Tax-Exempt Bond Funds, and SAM Flexible Income Portfolio

	Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%(2)

Government & High Quality Bond, Income, and Short-Term Income Funds
Class A Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 or more	0.00%	0.00%	0.00%(2)
LargeCap S&P 500 Index Fund
Class A Sales Charge as % of
Amount of Purchase	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $50,000	1.52%	1.25%
$50,000 but less than $100,000	1.27%	1.00%
$100,000 but less than $250,000	1.01%	0.75%
$250,000 but less than $500,000	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.25%
$1,000,000 or more	0.00%	0.25%
All other Funds (except Money Market Fund(4))
Class A Sales Charge as % of
Amount of Purchase	Amount Invested	Dealer Allowance as of % of Offering Price
Less than $50,000	5.82%	4.75%
$50,000 but less than $100,000	4.99%	4.00%
$100,000 but less than $250,000	3.90%	3.00%
$250,000 but less than $500,000	3.09%	2.50%
$500,000 but less than $1,000,000	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%(3)

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

(2)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

(3)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

(4)	There is no sales charge on purchases of Class A shares of the Money Market Fund.

Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of initial (front-end) sales charge waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary's applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following initial sales charge waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.

Initial Sales Charge Waiver - For Purchases of Fund Shares from the Fund or Through Intermediaries Not Listed on Appendix B

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•
You may reinvest the Funds’ Class A share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge. Shares invested directly within the Class A Money Market Fund are not eligible for this waiver; however, shares in the Money Market Fund that were obtained by exchange of another Fund that imposed an initial sales charge are eligible.

•	A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•
current and former Directors of Principal Funds, member companies of Principal®, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that makes available shares of a Fund;

•
clients investing in Class A shares through a “wrap account” or investment product offered through broker-dealers, registered investment advisors, and other financial institutions under which clients may pay a fee to the broker-dealer, registered investment advisor, or financial institution;

•
any investor who buys Class A shares through an omnibus account held by financial intermediaries, such as a bank, broker-dealer, or other financial institution, and that does not accept or charge the initial sales charge;

•	financial intermediaries who offer shares to self-directed investment brokerage accounts; and

•
retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs; and

•	shareholders who acquired Class A shares of Principal Capital Appreciation Fund through that fund's acquisition of Class J shares of the LargeCap Blend Fund II

•
The following two bullet points are only applicable to intermediaries that are affiliated with Principal Financial Group, Inc. A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•	Premier Credit Union when the shares are owned directly with Principal Funds; and

•	non-ERISA clients of Principal Global Investors LLC.

Initial Sales Charge Reduction - For Purchases of Fund Shares from the Fund or Through Intermediaries Not Listed on Appendix B

(1)
Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Fund shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2)
Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A, C, and J shares of Principal Funds owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13-month period), sufficient shares will be sold to pay the additional sales charge due. If a shareholder who signs an SOI dies within the 13-month period, no additional front-end sales charge will be required and the SOI will be considered met. An SOI is not available for 401(a) plan purchases.

(3)
The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Global Diversified Income Fund, LargeCap S&P 500 Index Fund, and Short-Term Income Fund shares.

(4)
The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SARSEP, non-qualified deferred compensation, or payroll deduction plan established before March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Global Diversified Income Fund, LargeCap S&P 500 Index Fund, and Short-Term Income Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.

Class C Shares
Purchases of Class C shares are not subject to a front-end sales load. The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.

Institutional Class and Classes J, R-1, R-2, R-3, R-4, R-5, and R-6 Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.

One-Time Fee - Contingent Deferred Sales Charge ("CDSC")
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% (0.25% for the LargeCap S&P 500 Index Fund) if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.

There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. Class A shares of the Money Market Fund that are obtained through an exchange of another Fund's shares are generally subject to a CDSC of 1.00% on certain redemptions made within 12 months following purchases of Fund shares that are of sufficient size to qualify for a 0.00% sales charge as disclosed in the “Class A Sales Charges” table.

The CDSC generally applicable to redemptions of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

Class C Shares
Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. Within 90 days after the sale of Class C shares, you may reinvest any amount of the sale proceeds in Class C shares and those shares purchased will not be subject to the 12-month CDSC.

Class J Shares
If you sell your Class J shares within 18 months of purchase, a CDSC may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 90 days after the sale of Class J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen-month CDSC.

Institutional Class and Classes R-1, R-2, R-3, R-4, R-5, and R-6 Shares
These share classes are not subject to a CDSC.

CDSC Waiver
The CDSC may be waived on Classes A, C, and J shares of the Funds; waivers vary depending on how shares are purchased. Certain waivers and reductions apply when shares are purchased directly from the Fund; others apply when shares are purchased through an intermediary. Intermediaries may have different policies and procedures regarding the availability of waivers or reductions of the CDSC. Such intermediary-specific sales charge variations are described in Appendix B to this prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary's applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following CDSC waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of redemption of any facts qualifying you for sales charge waivers or reductions.

CDSC Waiver - For Purchases of Fund Shares from the Fund or Through Intermediaries Not Listed on Appendix B
For Classes A, C, and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to nonmonthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or

•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Principal Securities, Inc.

For Class C shares of the Money Market Fund, the CDSC also is waived on shares:

•	redeemed at the time of forced redemptions following the close of business on or about March 23, 2018; or

•
converted to Class A shares from Class C shares that are invested in a retirement plan account under the custodianship of Principal Life Insurance Company following the close of business on or about March 23, 2018.

Ongoing Fees
The ongoing fees are the operating expenses of a Fund, which are described in the “Annual Fund Operating Expenses” table included in the Summary for each Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.

Each fund of funds, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each fund of funds is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:

•	Management Fee (all Classes) - Through the Management Agreement with the Fund, PGI has agreed to provide investment advisory services and corporate administrative services to the Fund.

•
Distribution Fee (Classes A, C, J, R-1, R-2, R-3, and R-4) - Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Classes A (except the Money Market Fund), C, J, R-1, R-2, R-3, and R-4 shares. Under the plan, these classes of each Fund pay a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.

•
Other Expenses (all Classes) - A portion of expenses that are allocated to all classes of the Fund. Other expenses include interest expense, expenses related to fund investments and index licensing fees. Additional examples of other expenses include:

•
Transfer Agent Fee (all Classes) - Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to these classes. For Class J shares, these services are currently provided at a rate that includes a profit; for Classes A, C, and Institutional Class shares, these services are currently provided at cost. The Fund does not pay for these services for Classes R-1, R-2, R-3, R-4, R-5, and R-6 shares.

•
Certain Operating Expenses (Institutional Class and Classes A, C, J, and R-6) - expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders of these classes, the cost of shareholder meetings held solely for shareholders of these classes, and other operating expenses of the Fund.

•
Service Fee (Classes R-1, R-2, R-3, R-4, and R-5) - PGI has entered into a Service Agreement with the Fund under which PGI is required to provide certain personal services to shareholders (plan sponsors) and beneficial owners (plan members), such as responding to plan sponsor and plan member inquiries.

•
Administrative Services Fee (Classes R-1, R-2, R-3, R-4, and R-5) - PGI has entered into an Administrative Services Agreement with Principal Funds under which PGI is required to provide shareholder and administrative services for retirement plans and other beneficial owners of Fund shares.

•	Acquired Fund Fees and Expenses (all Classes) - fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.

APPENDIX B

Add the following Appendix B:

APPENDIX B - INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND REDUCTIONS
Certain intermediaries have different policies and procedures regarding the availability of sales charge waivers and reductions, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. In order to receive a waiver or reduction offered by one intermediary or the Fund, the purchaser must purchase Fund shares from the Fund or intermediary offering the waiver or reduction. Please see the section of the prospectus entitled “CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING” for more information on sales charges and waivers available for different classes.
Currently, the following intermediaries have implemented a schedule of sales charge waivers and reductions, as described below: Ameriprise Financial, Merrill Lynch, and Morgan Stanley Wealth Management.
Merrill Lynch
If you purchase Fund shares through a Merrill Lynch platform or account you will be eligible only for the following sales charge waivers (initial sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and reductions, which differ from those disclosed elsewhere in this prospectus or the SAI.
Initial Sales Charge Waivers on Class A Shares Available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Initial Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Class A shares and Class C shares of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of Class A shares and Class C shares within a fund family, through Merrill Lynch, over a 13-month period of time.

Ameriprise Financial
Automatic Exchange of Class C Shares Held Through Ameriprise Financial
Class C shares held in an Ameriprise Financial account will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date. To the extent that the prospectus elsewhere provides for an automatic exchange with respect to such shares following a shorter holding period, that automatic exchange will apply following such shorter period.
Initial Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
The following information applies to Class A purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial. Effective June 15, 2018, if you purchase Class A Fund shares through an Ameriprise Financial platform or account you will be eligible only for the following initial sales charge waivers and reductions, which differ from those disclosed elsewhere in this prospectus or the SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). However, the initial sales charge waiver does not apply to SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) accounts subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter, including through adoption) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Morgan Stanley Wealth Management
Initial Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Effective July 1, 2018, if you purchase Class A Fund shares through a Morgan Stanley Wealth Management transactional brokerage account you will be eligible only for the following initial sales charge waivers, which differ from those disclosed elsewhere in this prospectus or the SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.